UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 25, 2009

SIRF TECHNOLOGY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50669	77-0576030
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

217 Devcon Drive San Jose, California	95112
(Address of principal executive offices)	(Zip Code)

(408) 467-0410

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 8.01	Other Events.

On March 25, 2009, the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, with respect to the proposed stock-for-stock merger between SiRF Technology Holdings, Inc. (“SiRF”) and CSR plc (“CSR”), expired.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed merger transaction involving SiRF and CSR. In connection with the proposed merger, CSR intends to file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form F-4 containing a proxy statement/prospectus for the stockholders of SiRF and each of SiRF and CSR plan to file other documents with the SEC regarding the proposed merger transaction. The definitive proxy statement/prospectus will be mailed to stockholders of SiRF. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SiRF’s STOCKHOLDERS AND INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and stockholders will be able to obtain, without charge, a copy of the proxy statement/prospectus, as well as other relevant documents containing important information about SiRF and CSR at the SEC’s website (http://www.sec.gov) once such documents are filed with the SEC. SiRF’s stockholders will also be able to obtain, without charge, a copy of the proxy statement/prospectus and other relevant documents when they become available by directing a request by mail or telephone to SiRF, 217 Devcon Drive, San Jose, CA, 95112-4211, Attention: Investor Relations, +1 (408) 392-8480 or CSR, Unit 400, Cambridge Science Park, Milton Road, Cambridge, CB4-0WH, United Kingdom, Attention: Investor Relations, +44 (0) 1223 692 000.

SiRF and its directors and executive officers, CSR and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from SiRF’s stockholders with respect to the proposed merger. Information about SiRF’s directors and executive officers and their ownership of SiRF’s common stock is set forth in SiRF’s annual report on Form 10-K for the fiscal year ended December 27, 2008, which was filed with the SEC on February 27, 2009, and SiRF’s revised proxy statement for its 2008 annual meeting of stockholders, which was filed with the SEC on Schedule 14A on July 3, 2008. SiRF has been informed by CSR that none of CSR’s directors and executive officers holds any direct or indirect interests in SiRF. Stockholders may obtain additional information regarding the interests of SiRF and its directors and executive officers and CSR and its directors and executive officers in the proposed merger, which may be different than those of SiRF’s stockholders generally, by reading the proxy statement/prospectus and other relevant documents regarding the proposed merger, when filed with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 26, 2009

SIRF TECHNOLOGY HOLDINGS, INC.

By:	/s/ Dennis Bencala
Name: Dennis Bencala
Title: Chief Financial Officer